UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________________________________________________________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 30, 2022

ARES CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	814-00663	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.001 par value	ARCC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2022, Ares Capital Corporation (the “Registrant”) and Ares Capital CP Funding LLC, an indirect wholly owned subsidiary of the Registrant (“Ares Capital CP”), entered into an amendment (the “CP Amendment”) to the documents governing Ares Capital CP’s revolving funding facility (the “CP Funding Facility”) with Wells Fargo Bank, National Association, Bank of America, N.A. and each of the other parties thereto. The CP Amendment, among other things, (a) increased the commitments under the CP Funding Facility from $1.525 billion to $1.775 billion and (b) replaced the LIBOR rate with SOFR plus an applicable credit spread adjustment.

Borrowings under the CP Funding Facility are subject to the facility’s various covenants and the leverage restrictions contained in the Investment Company Act of 1940, as amended.

The description above is only a summary of the material provisions of the CP Amendment and is qualified in its entirety by reference to a copy of the CP Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information contained in Item 1.01 to this current report on Form 8-K is by this reference incorporated in this Item 2.03.

Item 8.01 Other Events.

On June 10, 2022, the Registrant increased the total commitments under its senior secured revolving credit facility (the “Revolving Credit Facility”) with JPMorgan Chase Bank, N.A. and each of the other parties thereto from approximately $4.785 billion to $4.843 billion. The other terms of the Revolving Credit Facility remained unchanged.

Item 9.01  Financial Statements and Exhibits.

(d)                               Exhibits:

Exhibit Number	Description

10.1	Amendment No. 16 to Loan and Servicing Agreement, dated as of June 30, 2022, among Ares Capital CP Funding LLC, as the borrower, Ares Capital Corporation, as the servicer, Wells Fargo Bank, National Association, as the agent, Wells Fargo Bank, National Association, as a lender, Bank of America, N.A, as a lender, Sampension Livsforsikring A/S, as a lender, Arkitekternes Pensionskasse, as a lender, Pensionskassen for Jordbrugsakademikere og Dyrlæger, as a lender, Canadian Imperial Bank of Commerce, as a lender, U.S. Bank Trust Company, National Association, as trustee and U.S. Bank National Association, as bank and collateral custodian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: July 1, 2022

	By:	/s/ Penni F. Roll
	Name:	Penni F. Roll
	Title:	Chief Financial Officer